UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2004

SEQUENOM, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29101 (Commission File Number)	77-0365889 (I.R.S. Employer Identification No.)

3595 John Hopkins Court San Diego, California (Address of principal executive offices)		92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 202-9000

Not Applicable.

(Former name or former address, if changed since last report.)

Item 5.	Other Events and Regulation FD Disclosure.

In December 2003, Sequenom, Inc. (“Sequenom”), entered into a Collaboration Agreement (the “Agreement”) with Procter & Gamble Pharmaceuticals, Inc. (“P&G Pharmaceuticals”). Under the Agreement, Sequenom licensed exclusive rights to Sequenom’s proprietary osteoporosis candidate genes to P&G Pharmaceuticals, who will conduct biological validation studies on these candidate genes using complex biological and animal models and potentially develop therapeutic products. Under the Agreement, Sequenom retains diagnostic rights to the osteoporosis candidate genes and related targets. A copy of the Agreement is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Collaboration Agreement dated December 17, 2003 by and between Sequenom, Inc. and Procter & Gamble Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

By	/s/ Stephen L. Zaniboni

Stephen L. Zaniboni Chief Financial Officer

Date: February 10, 2004

INDEX TO EXHIBITS

99.1	Collaboration Agreement dated December 17, 2003 by and between Sequenom, Inc. and Procter & Gamble Pharmaceuticals, Inc.